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TRIDENT MICROSYSTEMS, INC.

                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-57610, No. 333-09383, No. 333-29667, No.
333-76895 and No. 333-71770) of Trident Microsystems, Inc. of our report dated July 22, 2003 relating to the financial statements which appear on page 30 of this Form 10-K.

PricewaterhouseCoopers LLP
San Jose, California
September 26, 2003

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